EXHIBIT 99.2

JOINT FILERS’ SIGNATURES

INSIGHT HOLDINGS GROUP, LLC By: _____/s/Andrew Prodromos_______________ Name: Andrew Prodromos Title: Attorney-in-Fact	Date: _______05/20/2026____
INSIGHT VENTURE ASSOCIATES VII, LTD. By: _____/s/Andrew Prodromos_______________ Name: Andrew Prodromos Title: Authorized Officer	Date: _______05/20/2026____
INSIGHT VENTURE ASSOCIATES VII, L.P. By: Insight Venture Associates VII, Ltd., its general partner By: _____/s/Andrew Prodromos_______________ Name: Andrew Prodromos Title: Authorized Officer	Date: _______05/20/2026____
INSIGHT VENTURE PARTNERS VII, L.P.
By: Insight Venture Associates VII, L.P., its general partner              By: Insight Venture Associates VII, Ltd., its general partner
By: _____/s/Andrew Prodromos_______________
Name: Andrew Prodromos
Title: Authorized Officer

Date: _______05/20/2026____
INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.
By: Insight Venture Associates VII, L.P., its general partner              By: Insight Venture Associates VII, Ltd., its general partner
By: _____/s/Andrew Prodromos_______________
Name: Andrew Prodromos
Title: Authorized Officer

Date: _______05/20/2026____
INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.
By: Insight Venture Associates VII, L.P., its general partner
By: Insight Venture Associates VII, Ltd., its general partner
By: _____/s/Andrew Prodromos_______________
Name: Andrew Prodromos
Title: Authorized Officer

Date: _______05/20/2026____
INSIGHT VENTURE PARTNERS (DELAWARE) VII, L.P.
By: Insight Venture Associates VII, L.P., its general partner
By: Insight Venture Associates VII, Ltd., its general partner
By: _____/s/Andrew Prodromos_______________
Name: Andrew Prodromos
Title: Authorized Officer

Date: _______05/20/2026____
INSIGHT ASSOCIATES XI, LTD. By: _____/s/Andrew Prodromos_______________ Name: Andrew Prodromos Title: Authorized Officer	Date: _______05/20/2026____
INSIGHT ASSOCIATES XI, L.P. By: Insight Associates XI, Ltd., its general partner By: _____/s/Andrew Prodromos_______________ Name: Andrew Prodromos Title: Authorized Officer	Date: _______05/20/2026___
GRACE SOFTWARE CROSS FUND HOLDINGS, LLC By: _____/s/Andrew Prodromos_______________ Name: Andrew Prodromos Title: Authorized Officer	Date: _______05/20/2026___